283-295


                                                                  Exhibit 23 (a)
                         Consent of Independent Auditors


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 and related Prospectus of South Branch Valley Bancorp, Inc. for the registration of 184,005 shares of its common stock and to the incorporation by reference therein of our report dated January 31, 1997, with respect to the consolidated financial statements of South Branch Valley Bancorp, Inc. and Subsidiaries incorporated by reference in its Annual Report on form 10-KSB for the year ended December 31, 1996, filed with the Securities and Exchange Commission




                                          /s/  Arnett & Foster, P.L.L.C.
                                          --------------------------------
                                          ARNETT & FOSTER, P.L.L.C.




Charleston, West Virginia
October 13, 1997

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
284-295


                                                                  Exhibit 23 (b)


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 and related Prospectus of South Branch Valley Bancorp, Inc. for the registration of 184,005 shares of its common stock, and to the incorporation therein of our report dated January 23, 1997, on the financial statements of The Capital State Bank, Inc. (A development stage company for 1995) as of December 31, 1996 and 1995, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 1996, and for the period September 11, 1995, date of inception to December 31, 1995.

                                          /s/  Arnett & Foster, P.L.L.C.
                                          --------------------------------
                                          ARNETT & FOSTER, P.L.L.C.



Charleston, West Virginia
October 13, 1997

285-295


                                                                  Exhibit 23 (c)
                             [LOGO AND LETTERHEAD OF
                            BERWIND FINANCIAL, L.P.]


                       Consent of Berwind Financial, L.P.



     We consent to the inclusion of our Fairness Opinion issued to The Capital State Bank, Inc. in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".



                                          Berwind Financial, L.P.


                                          By:   /s/ Michael J. Hughes
                                                --------------------------
                                                Michael J. Hughes

                                          Its:  Senior Vice President


Philadelphia, PA
October 13, 1997

286-295


                                                                  Exhibit 23 (d)
               [LETTERHEAD OF BOWLES RICE MCDAVID GRAFF & LOVE]


                                October 13, 1997


The Capital State Bank, Inc.
2402 Mountaineer Boulevard
Charleston, West Virginia  25309

                  Re:  Form S-4 Registration Statement

Ladies and Gentlemen:

            This opinion is rendered in connection with the Form S-4 Registration Statement (the "Registration Statement") filed by South Branch Valley Bancorp, Inc. (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed offering of approximately 184,005 shares of common stock of Registrant, $2.50 par value ("Common Stock") issuable in connection with the proposed acquisition of The Capital State Bank, Inc. ("Capital State"), Charleston, West Virginia, and Registrant, pursuant to the terms of the Agreement and Plan of Merger dated August 6, 1997, between Capital State and Registrant (the "Plan").

            We are of the opinion that if all the conditions set forth in the Plan are satisfied, the Common Stock, when issued in connection with the Plan in accordance with the terms set forth therein will be duly authorized, validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive rights of any shareholder of Registrant.

            We hereby consent to the use of this opinion as an exhibit to the Registration Statement and to the reference to our firm therein.

                                Very truly yours,

                                BOWLES RICE MCDAVID GRAFF & LOVE, P.L.L.C.



                                /s/ Sandra M. Murphy
                                ---------------------------
                                Sandra M. Murphy

SMM/jam
cc:   Mr. H. Charles Maddy, III
                                       38